MERRILL LYNCH
MUNICIPAL
INTERMEDIATE
TERM FUND













FUND LOGO













Quarterly Report

January 31, 1997


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper





MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND




Officers and
Trustees


Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863





TO OUR SHAREHOLDERS


The Municipal Market Environment
Long-term fixed-income bond yields generally rose during the three months ended January 31, 1997. Initially, US Treasury bond yields fell approximately 20 basis points (0.20%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined almost 15 points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January, US Treasury bond yields had risen over 35 basis points to end the quarter at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the three months ended January 31, 1997, US Treasury bond yields rose approximately 15 basis points, while tax-exempt bond yields rose only 8 basis points.

The tax-exempt bond market performed well over the January quarter largely as a result of continued strong supply position. Over the six months ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued over the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued during January 1997, a decrease of over 15% compared to January 1996 issuance.

However, a number of other factors prevented the municipal bond market from enjoying even stronger performance. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax-advantages generated by municipal bonds quickly outweigh low nominal yields and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion--$175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion--$185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the three-month period ended January 31, 1997, we maintained our portfolio strategy of increasing the maturity duration of the Fund. We continued to focus on the purchase of current coupon securities with extended call protection in high-tax states. At the same time, we sold near-term callable bonds.

Looking ahead, we anticipate that the municipal market's volatility will persist inside a narrow trading range. Therefore, our investment strategy will continue to emphasize the purchase of additional current coupon securities with extended call protection.

In Conclusion
We thank you for your support of Merrill Lynch Municipal
Intermediate Term Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(William R. Bock)
William R. Bock
Vice President and Portfolio Manager




March 3, 1997




PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





PERFORMANCE DATA (continued)


Performance
Summary--
Class A Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed         Dividends Paid*    % Change**
10/31/88--12/31/88        $ 9.45      $ 9.29                --                  $0.117           - 0.45%
1989                        9.29        9.41                --                   0.606           + 8.07
1990                        9.41        9.31                --                   0.594           + 5.45
1991                        9.31        9.73                --                   0.597           +11.28
1992                        9.73        9.89                --                   0.582           + 7.88
1993                        9.89       10.42                --                   0.538           +11.04
1994                       10.42        9.52                --                   0.521           - 3.69
1995                        9.52       10.13                --                   0.519           +12.13
1996                       10.13        9.99                --                   0.470           + 3.39
1/1/97--1/31/97             9.99        9.95                --                   0.032             0.00
                                                                                ------
                                                                          Total $4.576

                                                          Cumulative total return as of 1/31/97: +68.86%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance
Summary--
Class B Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed         Dividends Paid*    % Change**
11/26/86--12/31/86        $10.00      $ 9.94                --                  $0.030           - 0.10%
1987                        9.94        9.27                --                   0.579           - 1.09
1988                        9.27        9.29                --                   0.564           + 6.43
1989                        9.29        9.41                --                   0.577           + 7.74
1990                        9.41        9.31                --                   0.566           + 5.14
1991                        9.31        9.73                --                   0.568           +10.94
1992                        9.73        9.89                --                   0.552           + 7.55
1993                        9.89       10.42                --                   0.507           +10.71
1994                       10.42        9.52                --                   0.490           - 3.99
1995                        9.52       10.13                --                   0.488           +11.79
1996                       10.13        9.99                --                   0.438           + 3.07
1/1/97--1/31/97             9.99        9.95                --                   0.030           - 0.03
                                                                                ------
                                                                          Total $5.389

                                                          Cumulative total return as of 1/31/97: +74.01%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed         Dividends Paid*    % Change**
10/21/94--12/31/94        $ 9.70      $ 9.52                --                  $0.093           - 0.89%
1995                        9.52       10.13                --                   0.493           +11.84
1996                       10.13        9.99                --                   0.436           + 3.04
1/1/97--1/31/97             9.99        9.95                --                   0.030           - 0.03
                                                                                ------
                                                                          Total $1.052

                                                          Cumulative total return as of 1/31/97: +14.19%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed         Dividends Paid*    % Change**
10/21/94--12/31/94        $ 9.70      $ 9.52                --                  $0.100           - 0.81%
1995                        9.52       10.13                --                   0.509           +12.02
1996                       10.13        9.99                --                   0.460           + 3.29
1/1/97--1/31/97             9.99        9.95                --                   0.032           - 0.01
                                                                                ------
                                                                          Total $1.101

                                                          Cumulative total return as of 1/31/97: +14.76%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                        +3.39%         +2.36%
Five Years Ended 12/31/96                  +5.99          +5.78
Inception (10/31/88) through 12/31/96      +6.62          +6.49

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/96                        +3.07%         +2.08%
Five Years Ended 12/31/96                  +5.66          +5.66
Ten Years Ended 12/31/96                   +5.71          +5.71

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/96                        +3.04%         +2.06%
Inception (10/21/94) through 12/31/96      +6.25          +6.25

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                        +3.29%         +2.26%
Inception (10/21/94) through 12/31/96      +6.48          +5.99

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.





PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                                                      12 Month    3 Month
                                                   1/31/97   10/31/96   1/31/96       % Change    % Change
Class A Shares*                                      $9.95      $9.94    $10.17       -2.16%      +0.10%
Class B Shares*                                       9.95       9.93     10.16       -2.07       +0.20
Class C Shares*                                       9.95       9.93     10.16       -2.07       +0.20
Class D Shares*                                       9.95       9.94     10.17       -2.16       +0.10
Class A Shares--Total Return*                                                         +2.58(1)    +1.28(2)
Class B Shares--Total Return*                                                         +2.36(3)    +1.30(4)
Class C Shares--Total Return*                                                         +2.33(5)    +1.29(6)
Class D Shares--Total Return*                                                         +2.48(7)    +1.25(8)
Class A Shares--Standardized 30-day Yield             4.35%
Class B Shares--Standardized 30-day Yield             4.08%
Class C Shares--Standardized 30-day Yield             4.05%
Class D Shares--Standardized 30-day Yield             4.25%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.474 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.442 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.114 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.440 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.113 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.464 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.120 per share ordinary income dividends.





PORTFOLIO COMPOSITION



For the Quarter Ended January 31, 1997

Top Ten States*

New York                                    19.05%
Washington                                  13.28
California                                  12.40
Illinois                                     5.30
Florida                                      4.67
Wisconsin                                    4.47
Oregon                                       3.84
West Virginia                                3.68
Virginia                                     3.42
New Mexico                                   3.22
                                           -------
Total Top Ten                               73.33
Total Others                                26.67
                                           -------
Total Portfolio                            100.00%
                                           =======

Net assets as of January 31, 1997 were $209,455,582.


A pie chart depicting quality ratings of the fund's investments.

Quality Ratings*
(Based on Nationally Recognized Rating Services)


AAA/Aaa                                       50%
AA/Aa                                         15%
A/A                                           20%
BBB/Baa                                        4%
NR++                                           1%
Other++++                                     10%


[FN]
   *Based on total market value of the portfolio as of January 31,
    1997.
  ++Not Rated.
++++Temporary investments in short-term municipal securities.